                                                             Exhibit 10(d)(iii)


                                 THIRD AMENDMENT
                          TO THIRD AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                            H. J. HEINZ COMPANY, L.P.


         This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (this "Amendment") of H. J. Heinz Company, L.P. (the "Partnership"), is entered into to be effective as of April 28, 2004 (the "Effective Date"), by Heinz Management L.L.C., a Delaware limited liability company ("HM LLC"), as the General Partner, and the entities named on Schedule A, as the Limited Partners. Capitalized terms used and defined in this Amendment shall have the meanings assigned to them in this Amendment (including those in the recital paragraphs), and capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to them in the Current LP Agreement (as defined below), in each case, unless the context clearly requires otherwise.

                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Partnership is currently governed pursuant to that certain Third Amended and Restated Limited Partnership Agreement made and entered into as of December 13, 2002, as the same has been previously amended pursuant to the documents listed on Addendum 1 attached hereto (the "Current LP Agreement"); and

         WHEREAS, in exchange for certain contributions of cash and property to the Partnership (as hereinafter set forth), H. J. Heinz Company, a Pennsylvania corporation (the "Contributing Limited Partner"), desires to be issued additional Class A Interests; and

         WHEREAS, the parties hereto desire to enter into this Amendment for the purpose of (A) amending the Current LP Agreement to reflect the issuance of additional Class A Interests to the Contributing Limited Partner and (b) reallocating the relative interests of the Partners in the Partnership as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners, intending to be legally bound, hereby agree as follows:

         1. ADDITIONAL CAPITAL CONTRIBUTION. In exchange for issuance to it of additional Class A Interests (the "Issuance"), the Contributing Limited Partner has made the additional Capital Contributions to the Partnership set forth on Schedule B attached to this Amendment (the "Contribution"). In connection with such Contribution, the Current LP Agreement is hereby further amended as set forth below:

                  (A) SCHEDULE B - NET EQUITY VALUE AND PERCENTAGE INTERESTS. From and after the Effective Date, the Schedule B attached to the Current LP Agreement is hereby deleted and superseded in its entirety and in its place and stead is substituted the Schedule B attached to this Amendment, and as a result thereof, from and after the Effective Date, the Partners shall be those persons and entities set forth on Schedule B to this Amendment and their relative Percentage Interests in the Partnership shall be as set forth on Schedule B to this Amendment.

                  (B) APPROVALS. As required by and in accordance with Section
         3.01 of the Current LP Agreement, the General Partner hereby specifically approves the issuance of such additional Class A Interests and the General Partner hereby agrees to such Net Value.

         2. REPRESENTATIONS AND WARRANTIES. Each of the Partners hereby represents and warrants to the other Partners the following:

                  (A) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Amendment and to conduct the business of the Partnership.

                  (B) The Current LP Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such Partner enforceable in accordance with its terms.

                  (C) No consents or approvals are required from any governmental authority or other person or entity for such Partner to enter into this Amendment. All limited liability company, corporate or partnership action on the part of such Partner necessary for the authorization, execution and delivery of this Amendment, and the consummation of the transactions contemplated hereby, have been duly taken.

                  (D) The execution and delivery of this Amendment by such Partner, and the consummation of the transactions contemplated hereby, does not conflict with or contravene the provisions of its organizational documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulation, order or decree to which it or its properties are subject.

                  (E) Each Partner agrees to indemnify and hold harmless the Partnership and each other Partner and their officers, directors, shareholders, partners, employees, successors and assigns from and against any and all loss, damage, liability or expense (including reasonable out of pocket costs and attorneys' fees) which they may incur by reason, or in connection with, any breach of the foregoing representations and warranties by such Partner and all such representations and warranties shall survive the execution and delivery of this Amendment and the termination and dissolution of any Partner and/or the Partnership (nothing herein shall constitute a waiver or extension of any applicable statute of limitations).

         3. CONSENT. Notwithstanding any contrary right or privilege which may be contained in the Current LP Agreement, all Partners consent to the Issuance and the Contribution and consent to and ratify this Amendment and the Current LP Agreement (as amended by this Amendment) and each of the Partners agrees to be bound by all the terms, conditions and provisions of the Current LP Agreement as amended by this Amendment.

         4. POWER OF ATTORNEY. Pursuant to Section 10.05 of the Current LP Agreement, the General Partner is executing this Amendment as attorney-in-fact for the other Limited Partners.

         5. NO DISSOLUTION/CONTINUATION OF THE PARTNERSHIP. The Partners agree to continue to serve as the partners of the Partnership and each agrees to continue the Partnership until the Partnership is terminated without reconstitution. Further, each of the Partners agrees (A) the business of the Partnership shall be deemed to have continued and (B) the Partnership has not been dissolved, terminated and shall not be wound up, as a result of the Issuance and Contribution, notwithstanding any contrary rights and privileges which may be contained in the Current LP Agreement.

         6. RATIFICATION AND CONFIRMATION. Except to the extent specifically amended by this Amendment, the parties hereto do hereby ratify and confirm the terms and provisions of the Current LP Agreement, as previously amended.

         7. EFFECTIVE DATE. This Amendment is effective as of the date first above mentioned.

         8. BINDING EFFECT. Except as herein otherwise provided to the contrary, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their legal and personal representatives, successors and assigns; provided, however, that neither party shall have any right, power and authority to assign any rights, powers, duties or obligations hereunder.

         9. AMENDMENTS. No amendment, alteration, modification or waiver of this Amendment, or any part hereof, shall be valid or effective unless in writing and signed by all the parties hereto.

         10. APPLICABLE LAWS. The substantive laws of the State of Delaware and the applicable federal laws of the United States shall govern the validity, construction, enforcement and interpretation of this Amendment, and this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and the applicable federal laws of the United States.

         11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument which may be sufficiently evidenced by one counterpart, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         12. HEADINGS AND TITLES. The headings and titles of Articles, Sections, Sub-sections and Paragraphs herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the operative terms or provisions hereof or therein.

         13. GENDER. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine, or neuter gender, and all singular words shall include the plural, and all plural words shall include the singular.

         14. CONSTRUCTION. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalid, illegal or unenforceable provision or provisions shall be fully severable and shall not affect any other provision hereof and this Amendment shall be construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as part of this Amendment a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         15. THIS AMENDMENT. The words "herein," "hereof," "hereunder," "hereby," "this Amendment" and other similar reference shall be construed to mean and include this Amendment and all amendments thereof and supplements thereto unless the context should clearly indicate or require otherwise.

         16. NO THIRD PARTY BENEFICIARY RIGHTS. This Amendment is made solely and specifically between and for the benefit of the parties hereto, and their respective successors and assigns, subject to the express provisions hereof relating to successors and assigns, and no other person, individual, corporation or entity, whatsoever, shall have any rights, interests, or claims hereunder or be entitled to any benefits under or on account of this Amendment as a third party beneficiary or otherwise.

         17. WAIVER. No consent or waiver, either expressed or implied, by any party to or of any breach or default by any other party, in the performance by such other party of the obligations thereof under this Amendment shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party under this Amendment. Failure on the part of any party to complain or to pursue complaints with respect to any acts or failure to act of any other party, or failure on the part of any party to declare any other party in default, irrespective of how long such default continues, shall not constitute a waiver by such party of the rights and remedies thereof under this Amendment or otherwise at law or in equity.

         18. EXHIBITS. All exhibits, schedules, attachments, annexed instruments and addenda referred to herein shall be considered a part of this Amendment as fully as if and with the same force and effect as if such exhibit, schedule, attachment, annex or addendum had been included herein in full.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the introductory paragraph hereof.

GENERAL PARTNER:

HEINZ MANAGEMENT L.L.C., a Delaware
limited liability corporation


By: /s/John C. Crowe
    -------------------------
Name: John C. Crowe
Title: Vice President


LIMITED PARTNERS:

ROYAL AMERICAN FOODS, INC.
CMH, INC.
H. J. HEINZ FINANCE COMPANY


By:    Heinz Management Company, attorney-in-fact pursuant
       to the power of attorney granted in Section 10.05
       of the Current LP Agreement


       By: /s/ John C. Crowe
           ----------------------------
       Name: John C. Crowe
       Title: Vice President

CONTRIBUTING LIMITED PARTNER:

H. J. HEINZ COMPANY


By: /s/Leonard A. Cullo, Jr.
    --------------------------
Name: Leonard A. Cullo, Jr.
Title: Vice President

                          SCHEDULE A - LIMITED PARTNERS


The following entities are the Limited Partners of the Partnership as of the Effective Date:

                  Class A Interest Holders:
                  ------------------------

            1.    H. J. Heinz Company, a Pennsylvania corporation


                  Class B Interest Holders:
                  ------------------------

            1.    H. J. Heinz Finance Company, a Delaware corporation

            2.    CMH, Inc., an Idaho corporation

            3.    Royal American Foods, Inc., a Minnesota corporation

           SCHEDULE B - CAPITAL CONTRIBUTIONS AND PERCENTAGE INTERESTS


H.J. Heinz Company has made cash contributions on behalf of the Partnership to certain pension plans covering employees of the Partnership and a property contribution to the Partnership to facilitate more accurate record keeping. It is the intention of the partners that these payments be characterized as capital contributions to the Partnership in exchange for additional Class A Interests as of the date of the contribution. The contributions to capital were made on the following dates and in the following amounts:

         April 2004                         $10,831,197

         April 2004                         fixed assets of $280,486

The estimated fair market value of the Capital Contribution of each Partner and the relative Percentage Interest in the Partnership represented by each Capital Contribution as of the date of this Agreement is as shown below.



----------------------------------------------------------------------------------------
          Partner                     Capital Contribution       Percentage Interests
----------------------------------------------------------------------------------------
Heinz Management LLC                            500,000                  .005%
----------------------------------------------------------------------------------------
H. J. Heinz Company                       6,769,813,193                61.106%
----------------------------------------------------------------------------------------
H. J. Heinz Finance Company               1,165,367,678                10.519%
----------------------------------------------------------------------------------------
CMH, Inc                                  3,106,010,943                28.036%
----------------------------------------------------------------------------------------
Royal American Foods, Inc.                   37,000,000                  .334%
----------------------------------------------------------------------------------------
                            Total        11,078,691,814               100.000%
----------------------------------------------------------------------------------------

     ADDENDUM 1 - PREVIOUS AMENDMENT(S) TO THE LIMITED PARTNERSHIP AGREEMENT


The Third Amended and Restated Limited Partnership Agreement of the Partnership, made and entered into as of December 13, 2002, has been previously amended pursuant to the documents listed below:

         1. First Amendment, effective December 31, 2002 related to the admission of Royal American foods, Inc. as a new Class B limited partner.

         2. Second Amendment, effective April 30, 2003 related to the issuance of additional Class A Interests to the H.J. Heinz Company in exchange for a cash capital contribution.

                   ADDENDUM 2 - MANAGEMENT BOARD RATIFICATION


                         RESOLUTION OF MANAGEMENT BOARD

         The undersigned, being the members of the Management Board of H. J. Heinz Company, L.P., a Delaware limited partnership ("the "Partnership"), hereby adopt the following preamble and resolutions at a meeting of the Management Board called and held this day:

         WHEREAS, pursuant to Section 8.02 of the Third Amended and Restated Agreement of Limited Partnership dated December 13, 2002 by and among Heinz Management L.L.C., as General Partner, and the Limited Partners listed in Schedule A attached to such Partnership Agreement, the Management Board has sole power and authority to approve execution of amendments to the Partnership Agreement; and

         WHEREAS, the General Partner of the Partnership has recommended and approved that a Third Amendment to the Partnership Agreement be executed to reflect additional capital contributions by H. J. Heinz Company.

         NOW, THEREFORE, BE IT:

         RESOLVED, that the Third Amendment to the Third Amended and Restated Limited Partnership Agreement of H. J. Heinz Company, L. P. be, and it hereby is, approved; and

         FURTHER RESOLVED, that the appropriate officers of the General Partner (the "Officers") are authorized to take any and all actions necessary and appropriate in order to effectuate the intent of the foregoing resolution; and

         FURTHER RESOLVED, that all actions taken by the Officers prior to the adoption of these resolutions in connection with the transaction described above be, and they hereby are, approved, ratified and confirmed.


IN WITNESS WHEREOF, the undersigned have executed these resolutions this 22nd day of April, 2005.

/s/ Edward J. McMenamin                        /s/ Theodore N. Bobby
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Edward J. McMenamin                            Theodore N. Bobby

/s/ John C. Crowe                              /s/ Leonard A. Cullo, Jr.
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John C. Crowe                                  Leonard A. Cullo, Jr.

/s/ Gil Schneider
-------------------------
Gil Schneider